SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Actof 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12


                        MH ELITE PORTFOLIO OF FUNDS, INC.
            ______________________________________________________

              Name of the Registrant as Specified In Its Charter

            ______________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     ______________________________________________________


     (2) Aggregate number of securities to which transaction applies:

     ______________________________________________________


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ______________________________________________________


     (4) Proposed maximum aggregate value of transaction:

     ______________________________________________________


     (5) Total fee paid:

     ______________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     ______________________________________________________


     (2) Form, Schedule or Registration Statement No.:

     ______________________________________________________


     (3) Filing Party:

     ______________________________________________________


     (4) Date Filed:

     ______________________________________________________

       [MH ELITE LOGO]    MH ELITE PORTFOLIO OF FUNDS, INC.

                              MH Elite Fund of Funds
                         MH Elite Small Cap Fund of Funds
                        MH Elite Select Portfolio of Funds

                               220 Russell Avenue
                                Rahway, NJ 07065
                                 1-800-318-7969
                                www.mhelite.com

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 31, 2006

To the investors (each, a "Shareholder"; together, the "Shareholders") in MH Elite Fund of Funds (the "Elite Fund") and the investors in MH Elite Small Cap Fund of Funds (the "Elite Small Cap Fund") and the investors in MH Elite Select Portfolio of Funds (the "Elite Select Fund") and collectively, the "Funds"):

Notice is hereby given that an annual meeting of Shareholders of MH Elite Portfolio of Funds, Inc. (the "Corporation"), which is the New Jersey corporation that is comprised of the Funds, will be held at 220 Russell Avenue, Rahway, NJ 07065 on October 31, 2006, at 9:00 AM Eastern Time, for the following purposes:

     1)  To elect five (5) directors to the Corporation's Board of Directors;

     2) To ratify or reject the selection of the firm Sanville & Co. as the independent public accountants to audit and certify financial statements of the Funds for the fiscal year ending December 31, 2006; and

     3) To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

This is a combined Notice and Proxy Statement(s) for MH Elite Portfolio of Funds, Inc. There is enclosed a proxy form solicited by the Board of Directors. Each investor of each Fund will be asked to vote by using a proxy (or proxies) that correspond(s) to the Fund(s) in which such investor is invested. For each Fund you are invested in, please complete a proxy card for each Fund. Any form of proxy which is executed and returned, nevertheless may be revoked prior to its use. All such proxies properly executed and received in time will be voted at the Meeting.

The Board of Directors has established the close of business on August 31, 2006, as the record date for determination of the shareholders entitled to notice of, and to vote at, the meeting.

             IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON,
       PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY FOR EACH FUND.
                PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED.

By order of the Board of Directors:


Harvey Merson                                                Rahway, New Jersey
Secretary                                                    September 5, 2006

                                PROXY STATEMENT


          THE BOARD OF DIRECTORS OF MH ELITE PORTFOLIO OF FUNDS, INC.
                           HEREBY SOLICITS YOUR PROXY


                             MH ELITE FUND OF FUNDS
                        MH ELITE SMALL CAP FUND OF FUNDS
                       MH ELITE SELECT PORTFOLIO OF FUNDS

                               220 Russell Avenue
                            Rahway, New Jersey 07065
                                 1-800-318-7969
                                www.mhelite.com

Enclosed herewith is a notice and form of proxy for an Annual Meeting of holders (each, a "Shareholder"; together, the "Shareholders") of MH Elite Fund of Funds ("Elite Fund"), the MH Elite Small Cap Fund of Funds ("Elite Small Cap Fund" and the MH Elite Select Portfolio of Funds ("Elite Select Fund") and collectively, the "Funds") to be held on October 31, 2006, and if the Meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (attached). Each of the Funds is a portfolio of MH Elite Portfolio of Funds, Inc. (the "Corporation"), a New Jersey corporation. This proxy material was first mailed to shareholders on or about September 15, 2006.

The Board of Directors recommends that you vote as follows:

     1.  For electing the Corporation's nominees to serve as Directors;

     2. For ratifying the selection of the firm Sanville & Co. as the independent public accountants to audit and certify financial statements of the Funds for the fiscal year ending December 31, 2006; and

You may revoke your proxy(ies) at any time before it is exercised either by mail notice to the Fund(s) or through resubmittal at a later date. In addition, any shareholder may vote in person at the meeting if such shareholder chooses, in which case votes cast at the meeting would supersede previously filed proxies.

You are requested to place your voting instructions on the enclosed proxy and then sign, date and return the signed proxy to the Fund. For each Fund you are invested in, please complete the appropriate proxy, then sign, date and return them to the Funds' offices.

The cost of soliciting proxies will be borne by the investment advisor, MH Investment Management, Incorporated.

There is one class of capital stock in the Corporation ("Common Stock"). The Common Stock covers all of the Funds. Each share of Common Stock has one vote. On August 31, 2006, the date of record (the "Record Date"), the total number of outstanding shares of Common Stock was 2,881,872, of which 966,817 represented shares invested in the Elite Fund , 795,303 represented shares invested in the Elite Small Cap Fund, and 1,119,752 represented shares in the Elite Select Fund. Only holders of shares at the close of business on the Record Date are entitled to receive notice of, and to vote at, the meeting. In all matters, each share has one vote.

________________________________________________________________________________

                  Fund                           Number of Shares Outstanding
                                                        On Record Date
________________________________________________________________________________

 Total shares outstanding                                 2,881,872
________________________________________________________________________________

 Shares representing interest in MH Elite                  966,817
 Fund of Funds
________________________________________________________________________________

 Shares representing interest in MH Elite                  795,303
 Small Cap Fund of Funds
________________________________________________________________________________

 Shares representing interest in MH Elite                 1,119,752
 Select Portfolio of Funds
________________________________________________________________________________


Shareholders of each Fund vote together with respect to the proposals. The outcome of a vote affecting one Fund could affect another Fund.

PROPOSAL NO. 1

APPROVAL OF ELECTION OF DIRECTORS

There are five (5) nominees listed below who have consented to serve as directors of the Corporation, if elected, until the next Annual Meeting of Shareholders or until their successors are elected and qualified. Each nominee elected as director will be responsible for overseeing all of the Funds of the Corporation. None of these nominees is a director of (i) any other investment management company or (ii) any other company the capital stock of which is listed on any securities exchange or actively trades in a public marketplace. These five nominees also constitute all of the existing members of the Board of Directors.

Name, Age and Fund       Position(s)       Principal Occupation        Number of           Other
     Officer            with Fund and        Past Five Years         Portfolios in     Directorships
                       Length of Time                                Fund Complex         Held by
                           Served                                     Overseen by         Director
                                                                        Director
_____________________________________________________________________________________________________

Jeff Holcombe (*),       Interested       Telcordia Technologies           3               None
50                     Director* since    Director of Software
                            1998          Development
_____________________________________________________________________________________________________

Vincent Farinaro,      Non-Interested     Converted Paper                  3               None
78                     Director since     Products
                            1998          Consultant
_____________________________________________________________________________________________________

Howard Samms,              Board          Johnson and Johnson              3               None
61                      Chairman 2004     Healthcare Systems
                           and Non-       Director
                         Interested
                       Director since
                            1998
_____________________________________________________________________________________________________

Jerome Stern,          Non-Interested     Retired                          3               None
78                     Director since
                            1999
_____________________________________________________________________________________________________

Tice Walker,           Non-Interested     American Re-Insurance            3               None
38                     Director since     Actuary
                            2003
_____________________________________________________________________________________________________

* Mr. Holcombe is an "interested person" (as defined in the Investment Company Act of 1940) by virtue of his position with the Fund's Investment Adviser.


Shareholders have one vote for each share they own for each of five (5) directors of their choice. All proxies returned to the Funds, except those specifically marked to withhold authority, will be cast for the nominees listed above. A majority of the votes cast (including those cast via proxy and those cast in person), when a quorum is present, will be required to elect each director.

                              Director Compensation

Each director, if any, who is not an "interested director" as defined in the Investment Company Act of 1940 is paid $500 annually for each fund he/she oversees. Additionally, the Board chairman is paid $125 annually per Fund. The Directors periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. Neither the interested Director nor any officer of the Funds receives any compensation from the Funds.

                           Stock Ownership by Nominee

The following table provides, with respect to each nominee, information about the dollar range of all shares of each Fund that he/she owned beneficially as of August 31, 2006:

                          Dollar Range of Equity Securities in the Funds
_____________________________________________________________________________________________________________

Name of Director        MH Elite              MH Elite            MH Elite         Aggregate Dollar Range
   or Nominee        Fund of Funds           Small Cap             Select        of Equity Securities in the
                                           Fund of Funds       Fund of Funds       Funds Overseen or to be
                                                                                   Overseen by Director or
                                                                                           Nominee
_____________________________________________________________________________________________________________

Jeff Holcombe        Over $100,000         Over $100,000           None                 Over $100,000
_____________________________________________________________________________________________________________

Vincent Farinaro     Over $100,000       $50,000 - 100,000         None                 Over $100,000
_____________________________________________________________________________________________________________

Howard Samms             None            $50,000 - 100,000         None               $50,000 - 100,000
_____________________________________________________________________________________________________________

Jerome Stern         Over $100,000         Over $100,000      $10,000 - 50,000          Over $100,000
_____________________________________________________________________________________________________________

Tice Walker         $50,000 - 100,000    $50,000 - 100,000         None                 Over $100,000
_____________________________________________________________________________________________________________

As a group, the Directors owned shares of the Funds valued at over $ 1,087,501 as of August 31, 2006. The Directors and officers of each Fund own approximately 9.8%, 8.8%, and 0.4% of the outstanding shares of the Elite Fund, Elite Small Cap Fund and Elite Select Fund, respectively.

              Additional Information about the Board of Directors

In 2005, the Corporation's Board of Directors officially convened a meeting three times. No director missed more than one meeting. In 2006, to date, the Corporation's Board of Directors has officially convened two meetings. No director missed more than one meeting.

   Process for Shareholders to Communicate Directly with a Specific Director

Any shareholder of the Corporation may communicate directly with any member of the Board by sending via first class mail a letter to that Director's attention at the following address:

                               [Director's name]
                                  c/o MH Elite
                              220 Russell Avenue.
                            Rahway, New Jersey 07065


                          Principal Executive Officers

________________________________________________________________________________

    Name                  Age                   Executive Office & Tenure
________________________________________________________________________________

Harvey Merson             55              President since 1998 (inception)
________________________________________________________________________________

                                          Secretary
________________________________________________________________________________

Jeff Holcombe             50              Vice-President since 1998 (inception)
________________________________________________________________________________

                                          Treasurer
________________________________________________________________________________


Officers of the Funds receive no compensation directly from the Funds for their services.

                           Trustees' Responsibilities

The Investment Company Act of 1940 (the "1940 Act") and the rules and regulations promulgated thereunder require that your Fund have a minimum proportion of trustees who are Non-Interested Directors. The Non-Interested Directors must vote separately to approve all financial arrangements and other agreements with your Fund's investment manager and other affiliated parties. The role of Non-Interested Directors has been characterized as that of a "watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a Fund. Your Fund's Non-Interested Directors meet regularly as a group in executive session. Four of the five nominees for election as Directors would be Non-Interested Directors.

                                Director Meetings

The Directors meet three times a year to review the operations of each Fund. The entire Board acts as the Funds' Audit Committee. The Board is devoted to reviewing each Fund's compliance procedures and practices, overseeing its accounting and financial reporting policies and practices and overseeing the quality and objectivity of its financial statements and the independent audit thereof. The Directors also meet with employee(s) of MH Elite to review recent performance and the current investment climate for selected Funds. These meetings ensure that each Fund's performance is reviewed in detail. During 2005, the average Director participated in approximately three board meetings. There are no standing committees of the Board.

Your Fund does not have a policy with respect to Director attendance at shareholder meetings. The Funds are required to hold annual meetings.

                            Director Responsibilities

Among other ways, the Directors seek to represent shareholder interests:

o by carefully reviewing your Fund's investment performance on an individual basis with your Fund's investment team;

o by carefully reviewing the quality of the various other services provided to the Funds and their shareholders by MH Elite and its affiliates;

o by discussing with senior management steps being taken to address any performance deficiencies;

o by conducting an in-depth review of the fees paid by each Fund and by negotiating with MH Elite to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing MH Elite sufficient resources to continue to provide high quality services in the future;

o by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expenses of each Fund;

o by monitoring potential conflicts between the Funds and MH Elite and its affiliates to ensure that the Funds continue to be managed in the best interests of their shareholders; and

o by monitoring potential conflicts among Funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of Funds.

                             Limitation of Liability

Under the Corporation's By-Laws, the Directors and Officers are entitled to be indemnified by the Corporation to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as a Director or Officer of the Corporation.


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ELECTING THE CORPORATION'S NOMINEES TO SERVE AS DIRECTORS.

PROPOSAL NO. 2

APPROVAL OF THE SELECTION OF THE FIRM SANVILLE & CO. AS THE INDEPENDENT PUBLIC ACCOUNTANTS TO AUDIT AND CERTIFY FINANCIAL STATEMENTS OF THE FUNDS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006

Your Board of Directors has selected, subject to shareholder approval, the firm Sanville & Co. to audit and certify financial statements of the Funds for the year 2006. In connection with the audit function, Sanville & Co. would review the Funds' Annual Report to Shareholders and the Funds' filings with the Securities and Exchange Commission.

Sanville & Co. does not have any direct or material indirect financial interest in the Funds. A representative of Sanville & Co. will not be present at the meeting unless requested by a shareholder (either in writing or by telephone) in advance of the meeting. Such requests should be directed to the Secretary of the Funds at the Funds' offices.

                                   Audit Fees

The fees billed by Sanville & Co. for professional services rendered for the audit of MH Elite Small Cap Fund of Funds' annual financial statements and for review of distributions to corresponding shareholders for the fiscal year ended December 31, 2005 was $7,750. The fees billed by Sanville & Co. for professional services rendered for the audit of MH Elite Fund of Funds' annual financial statements and for review of distributions to corresponding shareholders for the fiscal year ended December 31, 2005 was $7,750. If the shareholders ratify Sanville & Co. as the auditors of the Funds, the aggregate fees Sanville & Co. will bill for professional services for the three Funds is projected to be $21,000. The Funds have not retained Sanville & Co. for tax services.

                                 All other fees

Sanville & Co. did not bill the Funds for any other services, other than those described above.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO RATIFY THE SELECTION OF SANVILLE & CO. AS THE INDEPENDENT PUBLIC ACCOUNTANTS TO AUDIT AND CERTIFY FINANCIAL STATEMENTS OF THE FUNDS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006

                Further Information About Voting And The Meeting

A majority of the shares entitled to vote constitute a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in this proxy statement). A clerk appointed by the Directors will determine whether a quorum has been reached. Approval of Proposals No. 1 and No. 2 requires the affirmative vote of a majority of the shares of the entire Corporation voted in person or by proxy at the meeting. Votes cast by proxy or in person at the meeting will be counted by persons appointed by the Directors as tellers for the meeting. The tellers will count the total number of votes cast "for" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a vote "against" the proposal.

                              Revocation of Proxies

Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the clerk appointed by the Directors, (ii) by properly executing a later-dated proxy, or (iii) by attending the meeting and voting in person.

                                   Adjournment

If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. The investment advisor, MH Investment Management, Incorporated, pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                             MH ELITE FUND OF FUNDS



___________________________________________________________________________________________________________________________

      Title of                 Name and Address                       Amount and Nature                    Percent of
 Class/Portfolio (1)          of Beneficial Owner                    of Beneficial Owner               Class/Portfolio (1)
___________________________________________________________________________________________________________________________

 MH Elite Fund of        Trust under LaPenta Oil Company         See Notes 1 and 2 immediately              5.8% (2)
      Funds              60 Dunbar Avenue                              below this table
                         Fords, NJ 08865
___________________________________________________________________________________________________________________________

 MH Elite Fund of        Raymond and Grace Choy                  See Notes 1 and 3 immediately              5.5% (3)
      Funds              20 Baltic Court                               below this table
                         Edison, NJ 08820
___________________________________________________________________________________________________________________________

 MH Elite Fund of        [Collectively, the officers and         See Notes 1 and 4 immediately              9.8% (4)
      Funds              directors of the Corporation]                 below this table
                         c/o MH Elite
                         220 Russell Avenue.
                         Rahway, New Jersey 07065
___________________________________________________________________________________________________________________________

(1) The Corporation has no classes of stock other than its Common Stock.

(2) This shareholder's investment in the MH Elite Fund of Funds approximates 5.8% of the total assets of that Fund.
    This shareholder's aggregate investment in the Funds approximates 3.0% of the total assets of the Funds. The shareholder's aggregate shares in the Corporation equal 2.9% of the outstanding shares.

(3) This shareholder's investment in the MH Elite Fund of Funds approximates 5.5% of the total assets of that Fund. This shareholder's aggregate investment in the Funds approximates 3.0% of the total assets of the Funds. The shareholder's aggregate shares in the Corporation equal 2.9% of the outstanding shares.

(4) This group's aggregate investment in the MH Elite Fund of Funds approximates 9.8% of the total assets of that Fund.
    This group's aggregate investment in the Funds, collectively, approximates 6.4% of the total assets of the Funds.
    The group's aggregate shares in the Corporation equals 5.9% of the outstanding shares.


                                            MH ELITE SMALL CAP FUND OF FUNDS


_________________________________________________________________________________________________________________________

      Title of                  Name and Address                     Amount and Nature                  Percent of
  Class/Portfolio (1)          of Beneficial Owner                 of Beneficial Owner              Class/Portfolio (1)
_________________________________________________________________________________________________________________________

 MH Elite Small Cap       Counsel Trust Co.                     [See Notes 1 and 2 immediately           26.8% (2)
    Fund of Funds         FBO FTJ FundChoice                         below this table]
                          235 St. Charles Way
                          Suite 100
                          York, PA 17402
_________________________________________________________________________________________________________________________

 MH Elite Small Cap       [Collectively, the officers and       [See Notes 1 and 3 immediately            8.8% (3)
    Fund of Funds         directors of the Corporation]              below this table]
                          c/o MH Elite
                          220 Russell Avenue.
                          Rahway, New Jersey 07065
_________________________________________________________________________________________________________________________

(1) The Corporation has no classes of stock other than its Common Stock.

(2) This shareholder's investment in the MH Elite Small Cap Fund of Funds approximates 26.8% of the total assets of that
    Fund. This shareholder's aggregate investment in the Funds, approximates 9.5% of the total assets of the Funds. The shareholder's aggregate shares in the Corporation equals 7.7% of the outstanding shares.

(3) This group's aggregate investment in the MH Elite Small Cap Fund of Funds approximates 8.8% of the total assets of that Fund. This group's aggregate investment in the Funds, collectively, approximates 6.4% of the total assets of the Funds. The group's aggregate shares in the Corporation equals 5.9% of the outstanding shares.




                                                    MH ELITE SELECT PORTFOLIO OF FUNDS
________________________________________________________________________________________________________________________________

     Title of                   Name and Address                      Amount and Nature                      Percent of
 Class/Portfolio (1)          of Beneficial Owner                    of Beneficial Owner                 Class/Portfolio (1)
________________________________________________________________________________________________________________________________

  MH Elite Select          Wilma R. Pyle                         [See Notes 1 and 2 immediately               10.1% (2)
 Portfolio of Funds        132 Commodore Road                           below this table]
                           Manahawkin, NJ 08050
________________________________________________________________________________________________________________________________

  MH Elite Select          Richard W. Adams                      [See Notes 1 and 3 immediately                8.8% (3)
 Portfolio of Funds        102 Roosevelt Avenue                         below this table]
                           Unit 6
                           Beach Haven Inlet, NJ 08008
________________________________________________________________________________________________________________________________

  MH Elite Select          Janet M. Arrington                    [See Notes 1 and 4 immediately                6.4% (4)
 Portfolio of Funds        177 Jefferson Road                           below this table]
                           Princeton, NJ 08540
________________________________________________________________________________________________________________________________

  MH Elite Select          Richard Bannister                     [See Notes 1 and 5 immediately                6.4% (5)
 Portfolio of Funds        73 Hollynoll Drive                           below this table]
                           Trenton, NJ 08619
________________________________________________________________________________________________________________________________

  MH Elite Select          [Collectively, the officers and       [See Notes 1 and 6 immediately                0.4% (6)
 Portfolio of Funds        directors of the Corporation]                below this table]
                           c/o MH Elite
                           220 Russell Avenue.
                           Rahway, New Jersey 07065
________________________________________________________________________________________________________________________________


(1) The Corporation has no classes of stock other than its Common Stock.

(2) This shareholder's investment in the MH Elite Small Cap Fund of Funds approximates 10.1% of the total assets of that
    Fund. This shareholder's aggregate investment in the Funds, approximates 3.3% of the total assets of the Funds. The shareholder's aggregate shares in the Corporation equals 3.9% of the outstanding shares.

(3) This shareholder's investment in the MH Elite Small Cap Fund of Funds approximates 8.8% of the total assets of that
    Fund. This shareholder's aggregate investment in the Funds, approximates 2.9% of the total assets of the Funds.
    The shareholder's aggregate shares in the Corporation equals 3.4% of the outstanding shares.

(4) This shareholder's investment in the MH Elite Small Cap Fund of Funds approximates 6.4% of the total assets of that
    Fund. This shareholder's aggregate investment in the Funds, approximates 2.1% of the total assets of the Funds.
    The shareholder's aggregate shares in the Corporation equals 2.5% of the outstanding shares.

(5) This shareholder's investment in the MH Elite Small Cap Fund of Funds approximates 6.4% of the total assets of that
    Fund. This shareholder's aggregate investment in the Funds, approximates 3.1% of the total assets of the Funds.
    The shareholder's aggregate shares in the Corporation equals 3.4% of the outstanding shares.

(6) This group's aggregate investment in the MH Elite Small Cap Fund of Funds approximates 0.4% of the total assets of that Fund. This group's aggregate investment in the Funds, collectively, approximates 6.4% of the total assets of the Funds. The group's aggregate shares in the Corporation equals 5.9% of the outstanding shares.


                              SHAREHOLDER PROPOSALS

The Funds tentatively expect to hold their next annual meeting of shareholders in October 2007. Shareholder proposals may be presented at that meeting provided that they are received by the Funds not later than January 6, 2007, in accordance with Rule 14a-8 issued under the Securities Exchange Act of 1934, which sets forth certain requirements.

                               INVESTMENT ADVISER

MH Investment Management, Inc. (the "Adviser") furnishes the Funds with investment advice and, in general, supervises the management and investment program of the Funds. Harvey Merson and Jeff Holcombe are officers of the Adviser and of the Funds. The Adviser is located at 220 Russell Avenue, Rahway, NJ 07065.

                               SHAREHOLDER REPORTS

Copies of the 2005 Annual Report and 2006 Semi-Annual Report have previously been sent to shareholders. Shareholders may receive additional copies of the reports without charge by calling (800) 318-7969 or by writing to MH Elite Portfolio of Funds, Inc., 220 Russell Avenue, Rahway, NJ 07065. No part of the 2005 Annual Report or 2006 Semi-Annual Report to Shareholders is incorporated herein and no part thereof is to be considered proxy soliciting material.

                                  OTHER MATTERS

The Board of Directors knows of no other matters to be presented at the meeting other than those mentioned above. Should other business come before the meeting, the proxies will be voted in accordance with the view of the Board of Directors, to the extent permitted by law.

By order of the Board of Directors:



Harvey Merson
Secretary

Rahway, New Jersey
September 5, 2006


                                                                 To vote by Mail

PROXY TABULATOR                                                  1) Read the Proxy Statement.
PO BOX 9112                                                      2) Check the appropriate boxes on the proxy card below.
FARMINGDALE, NY 11735                                            3) Sign and date the proxy card.
                                                                 4) Return the proxy card in the envelope provided.












TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                     MHELT1            KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


 FUND NAME HERE - POSITION C
   The Board of Directors recommends that you vote        For  Withhold  For All    To withhold authority to vote for any individual
   FOR on all items.                                      All    All     Except     nominee, mark "For All Except" and write the
                                                                                    nominee's name on the line below.
   Vote on Directors
                                                          [_]    [_]       [_]      ____________________________________________

   1. Election of Directors
      (01) V. Farinaro      (04) J. Stern
      (02) J. Holcombe      (05) T. Walker
      (03) H. Samms



   Vote on Proposal                                                                                          For  Against  Abstain

   2. Proposal to ratify the selection of the firm Sanville & Co. by the Board of Directors as independent
      public accountants to audit and certify financial statements of the Fund for the fiscal year ending    [_]    [_]      [_]
      December 31, 2006.





   For joint registrations, both parties should sign.

   Please mark, date, sign & return the proxy promptly in the enclosed envelope.


   _____________________________________________          _____________________________________________
   Signature [PLEASE SIGN WITHIN BOX]   Date              Signature (Joint Owners)             Date

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--------------------------------------------------------------------------------

       [MH ELITE LOGO] Solicited by the Board of Directors
                        MH Elite Portfolio of Funds, Inc.
                         Annual Meeting of Shareholders
                                October 31, 2006
                                www.mhelite.com

The annual meeting of the MH Elite Portfolio of Funds, Inc. will be held October
31, 2006 at 220 Russell Avenue, Rahway, New Jersey at 9:00 A.M. The undersigned hereby appoints Harvey Merson and/or Jeff Holcombe as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS
INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE
PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME
BEFORE THE MEETING.


                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.